SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 2000


                             SMARTSERV ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28008                 13-3750708
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(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File No.)            Identification No.)


One Station Place, Stamford, Connecticut                                  06902
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (203) 353-5950
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 8.  CHANGE IN FISCAL YEAR

           On October 31, 2000, the Registrant issued a press release announcing its intention to adopt a calendar-based financial reporting period. The report covering the transition period was filed on the Registrant's Form 10-KSB filed with the Securities and Exchange Commission on April 2, 2001.

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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2001                          SMARTSERV ONLINE, INC.


                                               By:  /s/ Thomas W. Haller
                                                  ----------------------------
                                                  Name: Thomas W. Haller
                                                  Title: Chief Financial Officer



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